UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 8, 2011

BULLFROG GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-164908	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado		81505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 628-1670

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 8, 2011, Bullfrog Gold Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No .	Description

99.1	Press Release dated November 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 3, 2012

BULLFROG GOLD CORP.

By:	/s/ David Beling
Name: David Beling
Title: President, Chief Executive Officer and Chief Financial Officer